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                                                                   EXHIBIT 10.10
                         REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of December 3, 1997 by and among Corporate Staffing Resources, Inc., a Delaware corporation (the "Company"), and the equity securityholders of the Company as identified from time to time on Schedule A hereto.

                                   RECITALS:

          A. CSR, Inc., a Delaware corporation ("CSR"), has merged (the "Merger") with and into The Mega Force Staffing Companies, Inc., a Delaware corporation ("Mega Force"), pursuant to the terms and subject to the conditions of that certain Agreement and Plan of Merger, dated December 3, 1997, by and between CSR and Mega Force (the "Merger Agreement"), whereby Mega Force remained as the surviving corporation and changed its name to "Corporate Staffing Resources, Inc."

          B. In connection with the Merger, each shareholder of CSR received shares of common stock of the Company as merger consideration.

          C. A material inducement for the parties to consummate the transactions contemplated by the Merger Agreement is that the Company and its equity security-holders shall enter into this Agreement.

          D. The Holders (as defined herein) desire to enter into this Agreement for the purpose of providing a single, comprehensive, agreement governing the registration of Common Stock by the Company for the benefit of its Holders.

                                   AGREEMENT:

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1. Definitions. As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

          "Affiliate" shall have the meaning provided in the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

          "Demand Holder" means any Holder who on the date hereof is the record or beneficial owner of at least 600,000 shares of Registrable Securities.


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     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of comparable information by reference to other documents filed by the Company with the SEC.

     "Holder" shall mean any Person who is the record or beneficial owner of (i) Registrable Securities or (ii) other securities of the Company convertible into, or exercisable for, Registrable Securities, or any assignee thereof in accordance with Sections 13 and 25 hereof. The identity of the Holders shall be set forth on Schedule A which shall be revised from time to time as appropriate.

     "Mellon" shall mean Mellon Ventures, L.P., a Delaware limited partnership, and its Affiliates.

     "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department agency, or political subdivision thereof.

     "Qualified IPO," shall mean the sale, in an Underwritten Offering, of Registrable Securities resulting in net proceeds to the Company of not less than $20,000,000, other than any offering made in connection with a compensatory benefit plan, with such Registrable Securities being listed on a national securities exchange or the Nasdaq National Market (or any successor thereto).

     "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

     "Registrable Securities" shall mean (a) shares of Common Stock owned beneficially or of record by any Holder, (b) shares of Common Stock issuable upon conversion or exercise of any warrants or options or (c) any Common Stock of the Company issued to a Holder as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the securities described in (a) or (b) above; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (i) they have not been sold to or through a broker or dealer or underwriter in a public distribution or otherwise pursuant to an effective Registration Statement under the Securities Act, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including any sale pursuant to Rule 144 of the Securities Act or any similar provision) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) they may not immediately be resold by the Holder pursuant to Rule 144 (other than subsection (k) thereof),

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or Rule 701 under the Securities Act or pursuant to a Registration Statement on
Form S-8 (or comparable successor form). In no event shall any securities of the Company other than Common Stock (or any successor security) constitute Registrable Securities. Common Stock issuable upon conversion or exercise of any warrants or options will be registered for resale only.

     The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities. The number of shares of Registrable Securities owned by any Holder shall be deemed to include the number of shares of Common Stock issuable pursuant to equity securities convertible into, or exercisable for, Common Stock (regardless of whether such securities are then convertible or exercisable, except for compensatory stock options which shall not be deemed outstanding unless they have vested).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the United States Securities and Exchange Commission and any successor commission or agency having similar powers.

     "Stockholders Agreement" shall mean that certain Stockholders Agreement dated even herewith.

     "Underwritten Registration" or "Underwritten Offering" shall mean a registration under the Securities Act in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public or affirm commitment basis.

     "WES&S" shall mean IPP 97 Private Equity, L.L.C., a Delaware limited liability company and its Affiliates.

     2.   Request for Registration.

          (a) Demand Rights: General. Subject to the limitations set forth in
Section 2(c) hereof, if the Company shall receive at any time after the date 180 days after the effective date of the first Qualified IPO, a written request from a Demand Holder of at least the lesser of (1) 250,000 shares of Registrable Securities (adjusted for all stock splits or similar transactions) or (2) Registrable Securities with a fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in The Wall Street Journal), of not less than $10,000,000, that the Company file a registration statement under the Securities Act covering the registration of such Registrable Securities as shall be identified in the notice, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Sections 2(c), 2(d) and 2(e), use all reasonable commercial efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act for resale of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 22 hereof (each such registration being a "Demand Registration").

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          (b) Underwriter: Cut-back. If the Holders initiating the registration request under Section 2(a) (the "initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an Underwritten Offering, they shall so advise the Company as a part of their request made pursuant to this Agreement and the Company shall include such information in the written notice to the other Holders referred to in such Section. The selection of the managing underwriter in any registration under this Section 2 shall require the consent of a majority of the Company's Board of Directors, such consent not to be unreasonably withheld. In the case of an Underwritten Offering, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting on customary terms. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Holder, provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities proposed to be included in such registration, except for securities to be offered by the Company for its own account (which shall have priority), are first entirely excluded from the underwriting.

          (c) Limit on Demand Registrations. Each Demand Holder shall have two
(2) rights to cause the Company to effect a Demand Registration in accordance with Section 2(a), provided, however, that (i) the Company shall not be obligated to effect more than three (3) Demand Registrations in any twelve month period; (ii) no Demand Holder shall exercise more than one (1) of its demand rights in any twelve month period; and (iii) all Demand Rights granted under this Section 2 shall expire thirty months following the effectiveness of the Company's Qualified IPO. The Company is obligated to effect a Demand Registration pursuant to Section 2(a) as long as the Registrable Securities subject to such Demand Registration have a fair market value (based on the closing market price on the trading day immediately prior to the date of the written request referred to in Section 2(a) (as reported in The Wall Street Journal), of not less than $5,000,000). For purposes of this Section 2(c), no such Demand Registration shall be deemed to have taken place unless (i) the registration statement filed pursuant to such Demand Registration has been declared effective by the SEC and sales of the securities have been permitted consistent with the plan of distribution described in the Registration Statement, the Initiating Holder(s) shall have had the opportunity to dispose of at least sixty-six percent (66%) of the Registrable Securities identified in the related notice and the registration shall not have been interfered with in any material respect by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or (ii) a Demand Registration shall be forfeited by operation of Section 6.


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          (d) Right to Defer; General. Notwithstanding the foregoing, if the
Company shall furnish to the Holders requesting a registration statement pursuant to this Agreement a certificate signed by the Secretary of the Company stating that, in the good faith judgment of the Board of Directors of the Company as set forth a duly adopted written resolution, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once per Initiating Holder in any twelve month period.

     3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company pursuant to Section 2 of this Agreement) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating to the sale of securities to participants in a Company stock or other compensation plan,
(ii) a registration on any form which does not include or incorporate by reference substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or
(iii) a SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 22 hereof, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered subject to the underwriter cutback and other provisions of Section 8 hereof. Notwithstanding the foregoing, the Company will not be required to give notice to the Holders in connection with the first Qualified IPO if the underwriters managing the proposed offering have advised the Company in writing that in their judgment market conditions will not allow the inclusion of any secondary shares in such initial public offering provided all Holders are similarly excluded. In the event the managing underwriters and the Company subsequently determine to add any secondary shares in the initial public offering, such notice shall be provided and all rights granted by this Section 3 shall apply to all Holders.

     4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) SEC Filing. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable commercial efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or until all of the shares of Common Stock registered thereunder are sold, whichever occurs sooner.

          (b) Amendments. Prepare and file with the SEC such amendments supplements and post-effective amendments to such registration statement and the prospectus






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used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to the Holders and any underwriters as they may reasonably request. Upon the occurrence of any event that would cause any such registration statement or the prospectus contained therein (i) to contain a material misstatement or omission or (ii) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such registration statement, (1) in the case of clause (i), correcting any such misstatement or omission, and
(2) in the case of clauses (i) and (ii), use its reasonable commercial efforts to cause such amendment to be declared effective and such registration statement and the related prospectus to become usable for their intended purpose(s) as soon thereafter as reasonably practicable.

          (c) Filings. Advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any registration statement or any post-effective amendment thereto, when the sale has become effective, (ii) of any request by the SEC for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of any Registrable Securities for offering or sale in any jurisdiction, or the initiation in writing of any proceeding for any of the preceding purposes. If at any time the SEC shall issue any stop order suspending the effectiveness of the registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable commercial efforts to obtain the withdrawal or lifting of such order at the earliest practicable time.

          (d) Furnish Information. Upon the request of any such Person, furnish to any selling Holder expressly named in any registration statement or prospectus as a selling securityholder and any underwriter(s) participating in any disposition pursuant to a registration statement, before filing with the SEC, copies of any registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus, which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three (3) business days, and the Company will not file any such registration statement or prospectus or any amendment or supplement to any such registration statement or prospectus (including all such documents incorporated by reference) to which the selling Holders of the Registrable Securities covered by such registration statement or the underwriter(s) in connection with such sale, if any shall reasonably object within three (3) business days after the receipt thereof, provided, however, that no such review period shall apply to periodic reports that the Company is required to file or believes advisable under the Exchange Act. Any such review and comments shall be provided through the single counsel for all such Persons contemplated by Section 6 hereof and the three






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(3) business day period shall terminate upon completion of such review and comment with that counsel.

          (e) Company Officials. Promptly after the filing of any document that is incorporated by reference into a registration statement or prospectus and upon the request of any selling Holder expressly named in such registration statement or underwriter participating in any disposition pursuant to such registration statement, make a responsible official of the Company available, at reasonable times during normal business hours after appropriate advance notice, for discussion of such document and other customary due diligence matters, which discussions shall be coordinated by the single counsel for all selling Holders contemplated by Section hereof. The Company may require that a confidentiality agreement in customary form and otherwise reasonably satisfactory to it be entered into prior to any such discussion and such official shall not be obligated to disclose any information that he is not legally permitted to disclose.

          (f) Inspection of Documents. Make available at reasonable times for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), information reasonably requested by any such Holder, underwriter, attorney or accountant solely in connection with the establishment of a "due diligence" defense for such persons in connection with such registration statement or any post effective amendment thereto subsequent to the filing thereof and prior to its effectiveness (collectively, "Company Information"); provided, however, that such Company Information shall not be disclosed unless the requesting party signs a confidentiality agreement in customary form and otherwise reasonably satisfactory to the Company; and provided, further, that the Company shall not be obligated to disclose any Company Information that it is not legally permitted to disclose by operation of government regulation or similar requirement.

          (g) Plan of Distribution. If requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein relating to the "Plan of Distribution" of the Registrable Securities, information with respect to the principal amount of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be included in such prospectus supplement or post-effective amendment.

          (h) DOCUMENT COPIES. Furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one conformed copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated there by reference).



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          (i) Prospectus. Furnish to the Holders and any underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them, and cause all related filings to be made with the SEC as required by Rule 424. The Company hereby consents to the use (in accordance with law and the "Plan of Distribution" provided by the selling Holder and any underwriters) of the prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.

          (j) Blue Sky Qualification. Use all reasonable commercial efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders and any underwriters, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (k) Underwriting Agreement. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering, provided that such managing underwriter has been selected consistent with the provisions of Section 2(b). Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (l) Prospectus Delivery. Promptly notify each Holder of Registrable Securities covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or mission or effect such compliance and such copies thereof as the Holders and any underwriters may reasonably request.

     5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.





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     6. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions and stock transfer taxes incurred in connection with the registration and sale of Registrable Securities pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and expenses of compliance with state securities or blue sky laws and related fees and disbursements of underwriters (not to exceed $2,000), fees and expenses of other Persons retained by the Company, (if any), filing fees payable to the National Association of Securities Dealers, Inc., reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company, which counsel the Company may request be the Company's counsel if such counsel is reasonably acceptable to the Initiating Holders and, if not, shall be selected by the Initiating Holders; provided, however, that in the event the Holders retain separate counsel, the reasonable fees and expenses to be reimbursed shall not exceed $50,000 on the first Qualified IPO or $25,000 in a subsequent registration without the prior consent of the Company. Notwithstanding the foregoing, however, in the event a registration request is subsequently withdrawn at the request of the Initiating Holders, then such expenses shall be borne solely by the Initiating Holders and not by the Company (in which case all Holders participating in such registration shall bear such expenses pro rata based on the Registrable Securities to be registered).

     7. Expenses of Company Registration. All expenses other than underwriting discounts and commissions and stock transfer taxes incurred in connection with the registration and sale of Registrable Securities pursuant to Section 3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and expenses of compliance with state securities or blue sky laws and related fees and disbursements of underwriters fees and expenses of other Persons retained by the Company, (if any), reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company, which counsel the Company may request be the Company's counsel if such counsel is reasonably acceptable to the selling Holders and, if not, shall be selected by the selling Holders; provided, however, that in the event the Holders retain separate counsel, the reasonable fees and expenses to be reimbursed shall not exceed $50,000 on the first Qualified IPO or $25,000 in a subsequent registration without the prior consent of the Company.

     8. Underwriting Requirements. In connection with any offering contemplated by this Agreement which constitutes an Underwritten Offering, the Company shall not be required under Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the person(s) entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, such determination to be confirmed in writing upon the request of any Holder. If the total amount of Registrable Securities requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the company shall be required to include in the offering only that number of Registrable Securities which the underwriters determine in their sole discretion will




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not jeopardize the success of the offering (the securities so included shall be allocated in the following manner: (i) first, 100% of the securities that the Company proposes to sell; and (ii) second. the number of securities that each other Holder proposes to sell, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Holder).

     9. Delay Registration. No Holder shall have any right to obtain or seek an injunction or other similar remedy restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) Indemnification by the Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, each of its officers, directors, employees and agents of any Holder or underwriter and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them, plus appropriate local counsel in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to which any holder, underwriter or controlling person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by such Holder, underwriter or controlling person. In the case of any Underwritten Offering, the Company will also indemnify the underwriters participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, subject to cross-indemnification substantially as set forth in Section 10(b).



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          (b) Indemnification by Selling Holder. To the fullest extent permitted by law, each selling Holder severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities
(or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 10(b) exceed the net proceeds from the offering received by such Holder.

          (c) Procedures. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to such extent relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 10.

          (d) Contribution. If the indemnification provided for in this Section 10 from the indemnifying party is unavailable to an indemnified party hereunder with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, except with respect to Holders guilty of fraudulent misrepresentations, in no event shall the liability of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Survival. The obligations of the Company and Holders under this
Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     11. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration generally or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the first Qualified IPO;

          (b) use all reasonable commercial efforts, including voluntarily registering its Common Stock under Section 12 of the Exchange Act, to qualify for registration on Form S-3 for the sale of their Registrable Securities as soon as it becomes eligible to file such resale registration statement;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company as to whether or not it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first Qualified IPO), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     12. Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least the lesser of (x) 250,000 shares of Registrable Securities (adjusted for all stock splits of similar transactions) or (y) Registrable Securities with a fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in The Wall Street Journal, if the class of securities comprising the Registrable Securities is then listed on a national securities exchange, Nasdaq or other public securities market reported in The Wall Street Journal) of not less than $5,000,000, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to such Registrable Securities, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or a portion of each such Holder's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request given within fifteen (15) business days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
     Section 12: (i) if FORM S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the Secretary of the Company stating that in the good faith judgment of the Board of Directors of the Company as set forth in a duly adopted written resolution, it would be detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holders under this Section 12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, within the nine (9) month period preceding the date of such request, already effected a registration for the Holders pursuant to Sections 2.3 and/or this Section 12; (iv) if the Company has already effected a registration for the Holders requesting registration more than once pursuant to this Section 12. (v) if the Company has already effected more than five (5) registrations pursuant to this
     Section 12 or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the first six (6) registrations requested by the Holders, including (without limitation) all registration, filing, qualification, printer's and accounting fees, the reasonable fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders, which counsel the Company may request be the Company's counsel if such counsel is reasonably acceptable to such selling Holders and, if not, shall be selected by the Initiating Holders; provided, however, that (i) the underwriters' discounts or commissions and stock transfer taxes associated with Registrable Securities shall not be borne by the Company, but shall be borne by the applicable Holders of such Registrable Securities and (ii) in the event the Selling Holders retain separate counsel, the reasonable fees and expenses reimbursed shall not exceed $25,000 ($ 10,000 if the registration is not underwritten) without the prior consent of the Company. Registrations effected pursuant to this
     Section 12 shall not be counted as demands for registration effected pursuant to Section 2.

          (d) For purposes of this Section 12, the provisions of Section 4 applicable to Form S-3 offerings shall apply and, if any such registration is to be an underwritten offering, such registration shall be subject to underwriter cut-back and other provisions as provided in Section 8.

     13. Assignment of Registration Rights. Except as otherwise provided herein, the rights to cause the Company to register Registrable Securities pursuant to this Agreement may only be assigned to a purchaser, assignee or transferee of the underlying Registrable Securities in a transaction permitted by, and otherwise in compliance with, the Stockholders Agreement dated even herewith (if then in effect) and, then, only if the transferee has executed a joinder agreement substantially in the form of Exhibit I hereto and Schedule I thereto. The Company may, at is election, require that this covenant be enforced by requiring all Holders to legend their share certificates in a manner similar to that required by Section 12 of the Stockholders Agreement.

     14. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 2.3 or 12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or, (b) to make a demand registration which could result in such registration statement being declared effective prior to the first Qualified IPO; provided, however, that clause (a) of this Section 14 shall not apply to (i) issuances to employees, directors or consultants approved by the Board of Directors or (ii) issuances in respect of which the rights provided in Section 5 of the Stockholders Agreement apply, each of whom may be granted registration rights on parity with those provided herein.

     15. "Market Stand-Off" Agreement.

     Each Holder hereby agrees that for a period of (i) 180 days following the effective date of the first Qualified IPO filed on Form S-I or similar form under the Securities Act and (ii) ninety (90) days following any registration effected subsequent to the first Qualified IPO pursuant to Sections 2, 3 or 12 (provided the Holders are given written notice of the offering and the right to participate therein as provided for in this Agreement), each Holder shall not, unless otherwise agreed to by the managing underwriters, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to those who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all executive officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In addition, each Holder agrees to acknowledge the undertaking provided for in this Section 15 by entering into customary written "lock-up" agreements with the managers of the relevant underwriting. The requirement of clause (ii) shall not apply to a Holder that, at the time of receipt of the referenced notice from the Company,
(a) beneficially owned less than 5% of the outstanding shares of each class of the capital stock of the Company, (b) is not an Affiliate or an employee of the Company and (c) waives any further benefits of this Agreement for it or any subsequent assignee or transferee of its Registrable Securities. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     16. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that if any amendment proposed hereunder would reasonably be expected to materially and disproportionately affect any rights granted to a specific Holder herein, such amendment shall require the consent of such Holder. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

     17. Termination. The rights provided in this Agreement shall terminate on the tenth anniversary of the closing of the Company's initial public offering pursuant to which the Company registers shares of Common Stock under the Securities Act and following shortly after or concurrently with which the Company registers its Common Stock under the Exchange Act.

     18. Governing Law: Dispute Resolution. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

     The parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement), including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (an "Arbitrable Claim"), shall be settled, at the request of any party of this Agreement, exclusively by final and binding arbitration conducted in New York, New York. All such Arbitrable Claims shall be settled by one arbitrator in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. Such arbitrator shall be provided through the CPR Institute for Dispute Resolution ("CPR") by mutual agreement of the parties; provided that, absent such agreement, the arbitrator shall be appointed by CPR. In either event, such arbitrator may not have any preexisting direct or indirect relationship with any party to the dispute. EACH PARTY HERETO EXPRESSLY CONSENTS TO, AND WAIVES ANY FUTURE OBJECTION TO, SUCH FORUM AND ARBITRATION RULES. Judgment upon any award may be entered by any state or federal court having jurisdiction thereof. Except as required by law (including, without limitation, the rules and regulations of the SEC, the New York Stock Exchange or the Nasdaq Stock Market), no party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Section 18.

     Adherence to this dispute resolution process shall not limit the right of the parties hereto to obtain any provisional remedy, including without limitation, injunctive or similar relief, from any court of competent jurisdiction as may be necessary to protect their respective rights and interests pending arbitration. NOTWITHSTANDING THE FOREGOING SENTENCE, THIS DISPUTE RESOLUTION PROCEDURE IS INTENDED TO BE THE EXCLUSIVE METHOD OF RESOLVING ANY ARBITRABLE CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. The arbitration procedures shall follow the substantive law of the State of Delaware, including the provision of statutory law dealing with arbitration, as it may exist at the time of the demand for arbitration, insofar as said provisions are not in conflict with this-Agreement and specifically excepting therefrom sections of any such statute dealing with discovery and sections requiring notice of the hearing date by registered or certified mail. The Arbitrators shall determine the prevailing party and shall include in their award that party's reasonable attorneys' fees and costs.

     19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     21. Negotiation of Agreement. Each of the parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

     22. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party set forth in the stock records of the Company or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

     23. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

     24. Further Assurances. Each of the parties shall, without further consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

     25. Successors and Assigns. This Agreement shall be binding upon and all rights hereto shall inure to the benefit of the Company, its successors and permitted assigns, and shall be binding upon and all rights hereto shall inure to the benefit of the other parties hereto and their respective heirs, successors and permitted assigns, including permitted transferees of any Registrable Securities who have complied with the restrictions referred to in Section 13 hereof

     26. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

     27. Recapitalizations. etc. The provisions of this Agreement (including any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                          (Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                   CORPORATE STAFFING RESOURCES, INC.

                                   By:_____[SIGNATURE]________________
                                   Name: Connor Mullett
                                   Title: Vice President

                                   WILLIAM W. WILKINSON

                                   ___________________________________


                                   WILLIAM J. WILKINSON

                                   ___________________________________


                                   JACQUELINE CAMACHO

                                   ___________________________________


                                   DIANE FENNEL

                                   ___________________________________


                                   SHARON KEANE

                                   ___________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     CORPORATE STAFFING RESOURCES, INC.


                                     By: __________________________________
                                     Name:
                                     Title:


                                     WILLIAM W. WILKINSON


                                     __[SIGNATURE]_________________________


                                     WILLIAM J. WILKINSON


                                     __[SIGNATURE]_________________________


                                     JACQUELINE CAMACHO

                                     ______________________________________


                                     DIANE FENNEL

                                     ______________________________________


                                     SHARON KEANE

                                     ______________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.




                                     CORPORATE STAFFING RESOURCES, INC.


                                     By: _____________________________________
                                         Name:
                                         Title:


                                     WILLIAM W. WILKINSON


                                     ____[SIGNATURE]__________________________


                                     WILLIAM J. WILKINSON


                                     ____[SIGNATURE]__________________________


                                     JACQUELINE CAMACHO-BARTON


                                     ____[SIGNATURE]__________________________


                                     DIANE FENNEL

                                     _________________________________________


                                     SHARON KEANE

                                     _________________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.





                                     CORPORATE STAFFING RESOURCES, INC.


                                     By: ___________________________________
                                         Name:
                                         Title:


                                     WILLIAM W. WILKINSON


                                     ____[SIGNATURE]________________________


                                     WILLIAM J. WILKINSON


                                     ____[SIGNATURE]________________________


                                     JACQUELINE CAMACHO

                                     _______________________________________


                                     DIANE FENNEL


                                     ____[SIGNATURE]________________________


                                     SHARON KEANE

                                     _______________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.




                                        CORPORATE STAFFING RESOURCES, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        WILLIAM W. WILKINSON


                                        _____[SIGNATURE]________________________


                                        WILLIAM J. WILKINSON


                                        _____[SIGNATURE]________________________


                                        JACQUELINE CAMACHO

                                        ________________________________________


                                        DIANE FENNEL

                                        ________________________________________


                                        SHARON KEANE


                                        _____[SIGNATURE]________________________

                                      TOM MURPHY

                                      __[SIGNATURE]___________________

                                      PATTI PISCIONE

                                      _______________________________

                                      KELLI PURSLEY

                                      ________________________________

                                      D. CRAWFORD GALLIMORE

                                      ________________________________

                                      T. WAYNE MCCREIGHT

                                      _________________________________

                                      HAL. H. BIBEE

                                      __[SIGNATURE]____________________

                                     TOM MURPHY

                                     ________________________________

                                     PATTI PISCIONE

                                     ____[SIGNATURE]_________________

                                     KELLI PURSLEY

                                     ________________________________

                                     D. CRAWFORD GALLIMORE

                                     ________________________________

                                     T. WAYNE MCCREIGHT

                                     ________________________________

                                     HAL. H. BIBEE

                                     ___[SIGNATURE]__________________

                                     TOM MURPHY

                                     ________________________________

                                     PATTI PISCIONE

                                     _______________________________

                                     KELLI PURSLEY

                                     ____[SIGNATURE]_________________

                                     D. CRAWFORD GALLIMORE

                                     ________________________________

                                     T. WAYNE MCCREIGHT

                                     ________________________________

                                     HAL. H. BIBEE

                                     ________________________________

                                   TOM MURPHY

                                   _______________________________

                                   PATTI PISCIONE

                                   _______________________________

                                   KELLI PURSLEY

                                   _______________________________

                                   D. CRAWFORD GALLIMORE D. CRAWFORD GALLIMORE, as General Partner of
                                   The D. Crawford Gallimore Family Limited
                                   Partnership.

                                   ___[SIGNATURE]_____________________________

                                   T. WAYNE MCCREIGHT T. WAYNE MCCREIGHT
                                   as General Partner of
                                   The T. Wayne McCreight Family Limited
                                   Partnership.

                                   ___[SIGNATURE]_____________________________
                                   HAL. H. BIBEE

                               TOM MURPHY

                               ______[SIGNATURE]_________________

                               PATTI PISCIONE

                               _______________________________

                               KELLI PURSLEY

                               _______________________________

                               D. CRAWFORD GALLIMORE

                               _______________________________

                               T. WAYNE MCCREIGHT

                               _______________________________


                               HAL. H. BIBEE

                               ______[SIGNATURE]_________________

                                     H. RONALD STONE

                                     ____[SIGNATURE]____________________________


                                     JERRY F. STONE

                                     __________________________________________

                                     IPP 97 PRIVATE EQUITY, LLC



                                     By: Weskids. L.P., its Managing Member
                                     By: Weskids. Inc., its General Partner

                                     By:______________________________________
                                        Name:
                                        Title:

                                     MELLON VENTURES, L.P.

                                     By: MVMA, L.P., its General Partner
                                     By: MVMA, Inc., its General Partner

                                     By:_____[SIGNATURE]______________________
                                        Name: John Shoemaker
                                        Title: Vice President

                                     ING (U.S.) CAPITAL CORPORATION

                                     By:______________________________________
                                        Name:
                                        Title:

                                     H. RONALD STONE

                                     _______[SIGNATURE]______________________


                                     JERRY F. STONE

                                     _______[SIGNATURE]______________________

                                     IPP 97 PRIVATE EQUITY, LLC



                                     By: Weskids, L.P., its Managing Member
                                     By: Weskids, Inc., its  General Partner

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     MELLON VENTURES, L.P.

                                     By: MVMA, L.P., its General Partner
                                     By: MVMA, Inc., its General Partner

                                     By:______[SIGNATURE]____________________
                                        Name: John Shoemaker
                                        Title: Vice President

                                     ING (U.S.) CAPITAL CORPORATION

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     H. RONALD STONE

                                     _________________________________________


                                     JERRY F. STONE

                                     _________________________________________

                                     IPP 97 PRIVATE EQUITY. LLC



                                     By: Weskids, L.P., its Managing Member
                                     By: Weskids, Inc., its  General Partner

                                     By:___[SIGNATURE]________________________
                                        Name:
                                        Title:

                                     MELLON VENTURES, L.P.

                                     By: MVMA, L.P., its General Partner
                                     By: MVMA, Inc., its General Partner

                                     By:______________________________________
                                        Name:
                                        Title:

                                     ING (U.S.) CAPITAL CORPORATION

                                     By:______________________________________
                                        Name:
                                        Title:

                                        H. RONALD STONE

                                        _______________________________________


                                        JERRY F. STONE

                                        _______________________________________

                                        IPP 97 PRIVATE EQUITY, LLC



                                        By: Weskids, L.P., its Managing Member
                                        By: Weskids, Inc., its  General Partner

                                        By:____________________________________
                                           Name:
                                           Title:

                                        MELLON VENTURES, L.P.

                                        By: MVMA, L.P., its General Partner
                                        By: MVMA, Inc., its General Partner

                                        By:____________________________________
                                           Name:
                                           Title:

                                        ING (U.S.) CAPITAL CORPORATION

                                        By:_____[SIGNATURE]____________________
                                           Name:
                                           Title:

                                     CREDITANSTALT CORPORATE FINANCE, INC.
                                     By: __________________________________
                                         Name: W. Craig Stamm
                                         Title: Vice President

                                     By: __[SIGNATURE]_____________________
                                         Name: Robert M. Biringer
                                         Title: Executive Vice President

                                     CARMEN NICHOLE STONE TRUST

                                     By: __________________________________
                                         Name:
                                         Title:

                                     SARAH KATHERINE STONE TRUST

                                     By: __________________________________
                                         Name:
                                         Title:

                                     GINGER S. MCDONALD TRUST

                                     By: __________________________________
                                         Name:
                                         Title:

                                     HEATH SHEPHERD STONE TRUST

                                     By: __________________________________
                                         Name:
                                         Title:

                                   CREDITANSTALT BANKVEREIN
                                   (CAYMAN ISLANDS BRANCH)

                                   By: _______________________________
                                       Name:
                                       Title

                                   CARMEN NICHOLE STONE TRUST

                                   By: ____[Signature]________________
                                       Name:   Jerry F. Stone
                                       Title:  Trustee

                                   SARAH KATHERINE STONE TRUST

                                   By: ____[Signature]________________
                                       Name:   Jerry F. Stone
                                       Title:  Trustee

                                   GINGER S. MCDONALD TRUST

                                   By: ____[Signature]________________
                                       Name:   Jerry F. Stone
                                       Title:  Trustee

                                   HEATH SHEPHERD STONE TRUST

                                   By: ____[Signature]________________
                                       Name:
                                       Title:

                                       CREDITANSTALT BANKVEREIN
                                       (CAYMAN ISLANDS BRANCH)

                                       By: ____________________________________
                                           Name:
                                           Title

                                       CARMEN NICHOLE STONE TRUST

                                       By: ____________________________________
                                           Name:
                                           Title:

                                       SARAH KATHERINE STONE TRUST

                                       By: ____________________________________
                                           Name:
                                           Title:

                                       GINGER S. MCDONALD TRUST

                                       By: ____________________________________
                                           Name:
                                           Title:

                                       HEATH SHEPHERD STONE TRUST

                                       By: ______[SIGNATURE]___________________
                                           Name: H. Ronald Stone
                                           Title: Trustee

                                       SARAH ASHLEY STONE TRUST

                                       By:_____[SIGNATURE]_____________
                                          Name:  H. Ronald Stone
                                          Title: Trustee

                                   SCHEDULE A

                                  STOCKHOLDERS:



                                    Sch. A-1

                                   EXHIBIT 1
                                   Form of:

                     REGISTRATION RIGHTS AGREEMENT JOINDER

     As of the date set forth below, the undersigned is acquiring from __________________ shares of the Common Stock (the "Shares"), of Corporate Staffing Resources, Inc. (the "Company"). By execution of this Registration Rights Agreement Joinder, the undersigned, as successor to ______________ in respect of the Shares, shall be deemed to be a party to that certain Registration Rights Agreement, dated as of _____________ 1997, by and between the Company and the "Holders" identified on the signature pages thereof (the "Registration Rights Agreement"). Pursuant to Sections 13 and 25 of the Registration Rights Agreement, the undersigned, as successor to ________________ in respect of the Shares, shall have all rights, and shall observe all the obligations, applicable to a "Holder" under such Registration Rights Agreement. In order to give effect to this transaction, please add the undersigned to the list of "Holders" as set forth in Schedule A to the Registration Rights Agreement.



Name:
Address for                         with copies
Notices:                            to:



                                    ___________________________


                                    By:________________________
                                       Name:
                                       Title:

                                    Date:




                                       By:_____________________
                                          Name:
                                          Title:

                                       Date:




                                    Exh. 1-1